UNITED  STATES
                      SECURITIES  AND  EXCHANGE  COMMISSION

                             WASHINGTON,  DC  20549


                                    FORM  8-K

                                 CURRENT  REPORT

                  PURSUANT  TO  SECTION  13  OR  15(D)  OF  THE
                       SECURITIES  EXCHANGE  ACT  OF  1934



    DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 16, 1998


                       EQCC HOME EQUITY LOAN TRUST 1998-2
                       ----------------------------------
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




                                                      59-3521397
      DELAWARE               333-48053                59-7126186
      --------               ---------                ----------
      (STATE OR OTHER        (COMMISSION FILE         (IRS EMPLOYER
      JURISDICTION OF        NUMBER)                  IDENTIFICATION NO.)
      INCORPORATION


                        EQCC HOME EQUITY LOAN TRUST 1998-2
                            10401 DEERWOOD PARK BLVD.
                           JACKSONVILLE, FLORIDA 32256

                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                    ----------------------------------------

     REGISTRANT'S  TELEPHONE  NUMBER  INCLUDING  AREA  CODE:  (904)  987-5000

ITEM  5.               OTHER  EVENTS
                       -------------

               THE REGISTRANT HEREBY INCORPORATES BY REFERENCE THE INFORMATION CONTAINED IN EXHIBIT 99 HERETO IN RESPONSE TO THIS ITEM 5.


ITEM  7.               FINANCIAL  STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND
                       ---------------------------------------------------------
                       EXHIBITS
                       -------

(C)     EXHIBITS

99               TRUSTEE'S  REMITTANCE  REPORT  IN RESPECT OF THE NOVEMBER 1998,
                 REMITTANCE  DATE.

                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES AND EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                    SERIES EQCC HOME EQUITY LOAN TRUST 1998-2
                    -----------------------------------------
                                   (REGISTRANT)

                        EQUICREDIT CORPORATION OF AMERICA
                        ---------------------------------
                                AS REPRESENTATIVE


DATED:   NOVEMBER 30, 1998         BY:  \s\ James B. Dodd
         -----------------              -----------------
                                   NAME:    JAMES  B.  DODD
                                   TITLE:   VICE  PRESIDENT  / GENERAL COUNSEL
                                           (DULY  AUTHORIZED  OFFICER)

                                INDEX TO EXHIBITS
                                -----------------



EXHIBIT
NUMBER                         EXHIBIT
------                         -------

99          TRUSTEE'S  REMITTANCE  REPORT  IN  RESPECT  OF  THE  NOVEMBER  1998,
            REMITTANCE  DATE.